As filed with the U.S. Securities and Exchange Commission on November 18 , 2021

    Registration No. 333-261123

Amendment No. 1 to
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM F-1
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FLORA GROWTH CORP.
(Exact name of Registrant as specified in its charter)

Ontario, Canada	2833	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Flora Growth Corp.
198 Davenport Road
Toronto, Ontario M4R 1J2
Tel: +1 (416) 861-2267
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

CT Corporation System
28 Liberty Street
New York, New York 10005
Tel: +1 (302) 777-0200
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Rebecca G. DiStefano Greenberg Traurig, P.A. 401 East Las Olas Boulevard, Suite 2000 Fort Lauderdale, Florida 33301 Tel: +1 (954) 768-8221 Fax: +1 (561) 338-7099	Michael Rennie Wildeboer Dellelce LLP 365 Bay Street, Suite 800 Toronto, Ontario M5H 2V1 Tel: +1 (416) 361-4781 Fax: +1 (416) 361-1790	James T. Seery Duane Morris LLP 1540 Broadway New York, New York 10036 Tel: +1 (973) 424-2088 Fax: +1 (973) 556-1417

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. □

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration.

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  □

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  □

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.  ☑

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act.  □

†	The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Proposed maximum aggregate offering price(1)(2)	Amount of registration fee
Units, each consisting of one Common Share and one-half of one Unit Warrant	$ 34,500,000	$ 3,198.50
Common Shares included as part of Unit(3)
Unit Warrants included as part of Unit(3)
Common Shares underlying the Unit Warrants included in the Units	$ 17,250,000	$ 1,599.08
Underwriters’ Warrants(4)	-	-
Common Shares underlying Underwriters’ Warrants(4)	$ 1,380,000	$ 127.93
Total	$ 53,130,000	$ 4,925.51 (5)

(1)
Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(o) under the under the Securities Act of 1933, as amended (the “Securities Act”).  Includes the Common Shares and/or the Unit Warrants that the underwriters have the option to purchase to cover any over-allotments. See “Underwriting.”

(2)
Pursuant to Rule 416 under the Securities Act, there is also being registered hereby such indeterminate number of additional Common Shares of the Registrant as may be issued or issuable because of stock splits, stock dividends, stock distributions, and similar transactions.

(3)	No fee required pursuant to Rule 457(g) of the Securities Act.
(4)
Represents underwriters’ warrants to purchase up to an aggregate of Common Shares representing  four (4%) of the Units sold in the offering at an exercise price equal to one hundred and ten percent (110%) of the public offering price.

(5)	Previously Paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement Amendment No. 1 on Form F-1 (File No. 333-261123) is being filed solely for the purpose of updating Exhibit 5.1, and no changes or additions are being made hereby to the prospectus which forms a part of the Registration Statement. Accordingly, the prospectus and other parts of the Registration Statement have been omitted from this filing.

Item 8. Exhibits and Financial Statements Schedule

(a)	The following exhibits are filed as part of this Registration Statement and are numbered in accordance with Item 601 of Regulation S-K:
(b)

Exhibit Number	Description

1.1 †	Form of Underwriting Agreement

3.1†	Articles of Incorporation of Flora Growth Corp. (incorporated by reference to Exhibit 2.1 of Flora’s Form 1-A, filed with the SEC on October 10, 2019)

3.2†	Bylaws of Flora Growth Corp.(incorporated by reference to Exhibit 2.2 of Flora’s Form 1-A, filed with the SEC on October 10, 2019)

3.3†	Articles of Amendment of Flora Growth Corp. effective April 30, 2021

4.1†	Form of Regulation A, Tier 2 Common Share Purchase Warrant (incorporated by reference to Exhibit 3.1 of the Company's Form 1-U, filed with the SEC on January 23, 2020)

4.2†	Form of Founder Warrant to Purchase Common Shares

4.3†	Form of Regulation A, Tier 2 Subscription Agreement (incorporated by reference to Exhibit 4.1 of the Company's Form 1-AA, filed with the SEC on November 22, 2019)

4.4†	Regulation A, Tier 2 Warrant Indenture (incorporated by reference to Exhibit 3.2 of the Company's Form 1-U, filed with the SEC on January 23, 2020)

4.5 †	Form of Unit Warrant

4.6 †	Form of Underwriter Warrant

4.7†
Shareholders’ Agreement dated October 2, 2019 among Flora Growth Corp., Guillermo Andres Ramirez Martinez, Guillermo Ramirez Cabrales and Oscar Mauricio Franco Ulloa.(incorporated by reference to Exhibit 6.15 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

5.1+	Form of Opinion of Canadian counsel as to the validity of the Units.

5.2 †	Form of Opinion of Greenberg Traurig, P.A.

10.1†
Consulting Agreement dated March 14, 2019 between Flora Growth Corp. and Forbes Manhattan, Inc.(incorporated by reference to Exhibit 6.1 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.2†	Consulting Agreement dated March 14, 2019 between Flora Growth Corp. and Stan Bharti. (incorporated by reference to Exhibit 6.2 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.3†	Consulting Agreement dated March 14, 2019 between Flora Growth Corp. and Damian Lopez.(incorporated by reference to Exhibit 6.3 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.4†	Consulting Agreement dated September 11, 2019 between Flora Growth Corp. and Orlando Bustos.(incorporated by reference to Exhibit 6.5 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.5†
Consulting Agreement dated March 14, 2019 between Flora Growth Corp. and Jadan Consulting Group.(incorporated by reference to Exhibit 6.4 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.6†
Consulting Agreement dated September 6, 2019 between Flora Growth Corp. and DALV Consulting, LLC.(incorporated by reference to Exhibit 6.8 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.7 †	Consulting Agreement dated June 10, 2021 between Flora Growth Corp. and E&J Consulting, LLC.

10.8 †	Consulting Agreement dated June 8, 2021 between Flora Growth Corp. and Thinkmode Consulting Group, Inc.

10.9 †	Consulting Agreement dated August 16, 2021 between Flora Growth Corp. and Dynamic Consulting of Florida LLC.

10.10†
Broker-Dealer Agreement dated September 6, 2019 between Flora Growth Corp. and Dalmore Group, LLC.(incorporated by reference to Exhibit 6.7 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.11†
Shared Costs Services Agreement dated March 14, 2019 between Flora Growth Corp. and 2227929 Ontario Inc.(incorporated by reference to Exhibit 6.9 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.12†
Promissory Lease with Option to Sale and Purchase Agreement dated December 27, 2018 between Cosechemos YA S.A.S. and Waldshut C.V.(incorporated by reference to Exhibit 6.10 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.13†
Amendment to Promissory Lease with Option to Sale and Purchase Agreement dated November 1, 2019 between Cosechemos YA S.A.S. and Waldshut C.V.(incorporated by reference to Exhibit 6.18 of the Company's Form 1-AA, filed with the SEC on November 22, 2019)

10.14†
Promissory Lease with Option to Sale and Purchase Agreement dated December 27, 2018 between Cosechemos YA S.A.S. and Vicalvaro C.V. (incorporated by reference to Exhibit 6.11 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.15†
Amendment to Promissory Lease with Option to Sale and Purchase Agreement dated November 1, 2019 between Cosechemos YA S.A.S. and Vicalvaro C.V. (incorporated by reference to Exhibit 6.19 of the Company's Form 1-AA, filed with the SEC on November 22, 2019)

10.16†	Lease Agreement dated May 2, 2018 between Cosechemos YA S.A.S. and C.I Gramulaz S.C.A (incorporated by reference to Exhibit 6.12 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.17†
Amendment to Lease Agreement dated September 1, 2019 between Cosechemos YA S.A.S. and C.I Gramulaz S.C.A.(incorporated by reference to Exhibit 6.13 of the Company's Form 1-AA, filed with the SEC on November 22, 2019)

10.18†	Loan Agreement dated June 18, 2019 between Flora Growth Corp. and Q-Gold Resources Ltd. (incorporated by reference to Exhibit 6.26 of the Company's Form 1-SA, filed with the SEC on September 28, 2020)

10.19†
Loan Agreement dated August 6, 2019 between Flora Growth Corp. and Copper One Inc., as amended on September 12, 2019.(incorporated by reference to Exhibit 6.14 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.20†
Loan Agreement dated November 6, 2019 between Flora Growth Corp. and Sulliden Mining Capital Inc. (incorporated by reference to Exhibit 6.23 of the Company's Form 1-SA, filed with the SEC on September 28, 2020)

10.21†	Loan Agreement dated February 12, 2020 between Flora Growth Corp. and Newdene Gold Inc. (incorporated by reference to Exhibit 6.20 of the Company's Form 1-K, filed with the SEC on April 29, 2020)

10.22†
Loan Agreement dated April 17, 2020 between Flora Growth Corp. and Consultances and Consultancies of Latam by GM LLC (incorporated by reference to Exhibit 6.25 of the Company's Form 1-SA, filed with the SEC on September 28, 2020)

10.23†
Promissory Note No. 101 dated June 1, 2020 between Flora Growth Corp. and Kasa Wholefoods Company SAS. (incorporated by reference to Exhibit 6.24 of the Company's Form 1-SA, filed with the SEC on September 28, 2020)

10.24†
Independent Contractor Agreement dated January 1, 2020 between Flora Growth Corp. and Pedra da Gavea Co. Ltd.(incorporated by reference to Exhibit 6.22 of the Company's Form 1-K, filed with the SEC on April 29, 2020)

10.25†
Independent Contractor Agreement dated April 5, 2020 between Flora Growth Corp. and Evan Veryard. (incorporated by reference to Exhibit 6.21 of the Company's Form 1-K, filed with the SEC on April 29, 2020)

10.26†
Share Purchase Agreement dated July 16, 2019 among Flora Growth Corp., Guillermo Andres Ramirez Martinez, Guillermo Ramirez Cabrales and Oscar Mauricio Franco Ulloa.(incorporated by reference to Exhibit 7.1 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.27†	Flora Growth Corp. Stock Option Plan. (incorporated by reference to Exhibit 6.16 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.28†	Form of Stock Option Agreement.(incorporated by reference to Exhibit 6.17 of the Company's Form 1-A, filed with the SEC on October 10, 2019)

10.29†	Amendment to Independent Contractor Agreement dated December 16, 2020 between Flora Growth Corp. and Luis Merchan.

10.30†	Amendment to Independent Contractor Agreement dated December 16, 2020 between Flora Growth Corp. and Damian Lopez Consulting Corporation.

10.31†	Amendment to Independent Contractor Agreement dated December 16, 2020 between Flora Growth Corp. and Jadan Consulting Corporation.

10.32†	Amendment to Independent Contractor Agreement dated December 16, 2020 between Flora Growth Corp. and 2051580 Ontario Inc.

10.33†	Amendment to Independent Contractor Agreement dated December 16, 2020 between Flora Growth Corp. and Forbes & Manhattan Inc.

10.34†	Amendment to Independent Contractor Agreement dated December 16, 2020 between Flora Growth Corp. and Orlando Bustos.

10.35†	Amendment to Independent Contractor Agreement dated December 16, 2020 between Flora Growth Corp. and Consultancies and Consultancies of LATAM by GM LLC.

10.36†	Assignment of Membership Interest Flora Beauty LLC dated December 29, 2020 between Flora Growth Corp. and Andrés Restrepo.

10.37†	Assignment of Membership Interest Flora Beauty LLC dated December 29, 2020 between Flora Growth Corp. and Luis Merchan.

10.38†	Share Purchase Agreement dated December 29, 2020 between Flora Growth Corp., Santiago Mora Bahamon, Laura Londono Tapia, Pablo Silva, and Stefan Lauer.

10.39†	Share Purchase Agreement dated December 29, 2020 between Flora Growth Corp., Ángel Miguel Ramírez, Roberto Barreto, and Sandra Milena Barreto Garzón.

10.40†	Share Purchase Agreement dated December 18, 2020 between Flora Growth Corp. and the shareholders of Grupo Farmaceutico Cronomed S.A.S.

10.41†	Assignment of Shares of Hemp Textiles & Co LLC dated December 29, 2020 between Flora Growth Corp. and Luis Merchan.

10.42†	Assignment of Shares of Hemp Textiles & Co S.A.S. dated December 29, 2020 between Flora Growth Corp. and Santiago Mora Bahamón.

10.43†	Assignment of Shares of Hemp Textiles & Co S.A.S. dated December 29, 2020 between Flora Growth Corp. and Nicolás Vásquez.

10.44†	Assignment of Membership Interest of Hemp Textiles & Co S.A.S. dated December 29, 2020 between Flora Growth Corp. and Luis Merchan.

10.45†	Assets Purchase Agreement between Laboratorios Quipropharma, Selling Party and Flora Growth Corp Sucursal Colombia, Buying Party effective January 12, 2021

10.46†	Independent Contractor Agreement dated April 1, 2021, by and between Flora Growth Corp. and 2749058 Ontario Ltd.

10.47 †	Flora Growth Warrant

10.48 †	Merger Agreement, dated October 27, 2021, by and among Vessel Brand, Inc., Flora Growth Corp., Vessel Acquisition Sub, Inc. and the Sellers' Representative

21.1 †	List of subsidiaries of Flora Growth Corp.

23.1 †	Consent of Davidson & Company LLP, independent registered public accounting firm.

23.2	Consent of Wildeboer Dellelce LLP (included in Exhibit 5.1).

23.3 †	Consent of Auditors of Kasa Wholefoods Company SAS Colombia.

23.4 †	Consent of Auditors of Breeze Laboratory S.A.S.

23.5 †	Consent of Auditors of Grupo Farmaceutico Cronomed SAS.

23.6	Consent of Greenberg Traurig, P.A. (included in Exhibit 5.2)

24.1	Power of Attorney (included on the signature page to this Registration Statement).

*To be filed by Amendment
† Filed previously
+ Filed herewith

(c)	Financial Statements Schedules

See our Financial Statements starting on page F-1.  All other schedules have been omitted because they are not required, are not applicable or the information is otherwise set forth in the financial statements and related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, Province of Ontario, Canada on November 18 , 2021.

FLORA GROWTH CORP.

By:	/s/Luis Merchan
Name: Luis Merchan
Title: Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Luis Merchan and Lee Leiderman his or her true and lawful attorney‑in‑fact and agent, with full power of substitution, for her or him and in her or his name, place and stead, in any and all capacities, to sign any and all amendments to this Form F-1/A registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or her or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/Luis Merchan	Date: November 18 , 2021
Name: Luis Merchan Title: Chief Executive Officer, President and Director (Principal Executive Officer)

/s/Lee Leiderman	Date: November 18 , 2021
Name: Lee Leiderman Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/Dr. Bernard Wilson	Date: November 18 , 2021
Name: Dr. Bernard Wilson Title: Executive Chairman

/s/Dr. Beverley Richardson	Date: November 18 , 2021
Name: Dr. Beverley Richardson Title: Director

/s/Juan Carlos Gomez Roa	Date: November 18 , 2021
Name: Juan Carlos Gomez Roa Title: Director

/s/Annabelle Manalo-Morgan	Date: November 18 , 2021
Name: Annabelle Manalo-Morgan Title: Director
/s/Marc Mastronardi	Date: November 18 , 2021
Name: Marc Mastronardi Title: Director

Signature of Authorized U.S. Representative of Registrant

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Flora Growth Corp., has signed this registration statement on November 18 , 2021.

By:	/s/Luis Merchan
Name:	Luis Merchan
Title:	President and Chief Executive Officer